UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2010

HEARTWARE INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Newbury Street, Suite 101 Framingham, MA	01701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 508.739.0950

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

HeartWare International, Inc. (NASDAQ: HTWR;ASX: HIN), announced today that data from its international clinical trial and commercial experience of the HeartWare® Ventricular Assist System showed a survival rate of 90 percent at six months and an actuarial survival rate of 86% at 12 months post implant. The results were presented by Dr. Martin Strueber, cardiothoracic surgeon at Hannover Medical School, at the annual meeting of the International Society for Heart and Lung Transplantation (ISHLT) held in Chicago this week.

A full copy of the press release and presentation are attached as exhibits hereto.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 HeartWare International, Inc. press release dated April 23, 2010

Exhibit 99.2 ISHLT presentation by Dr. Martin Strueber, HeartWare® Ventricular Assist System Technology & Surgical Overview

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.

Date: April 23.2010	By:	/s/ David McIntyre

Name: David McIntyre
Title: Chief Financial Officer and Chief Operating Officer